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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 13, 2002
(Date of earliest event reported)

TRANSACTION SYSTEMS ARCHITECTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 South 108th Avenue,
Omaha, Nebraska 68154
(Address of principal executive offices, including zip code)

(402) 334-5101
(Registrant's telephone number, including area code)

Item 4.    Other Events.

        Transactions Systems Architects, Inc. (the "Company") announced that Gregory J. Duman, the Company's Chairman of the Board of Directors, has resigned as a director of the Company as of August 13, 2002. Mr. Duman previously served as Vice President and Chief Financial Officer of the Company until March 2000.

Item 7.    Exhibits.

  (c)
  The following exhibits are filed with this Current Report:

    Press Release dated August 14, 2002

Item 9.    Regulation FD Disclosure.

        In connection with the filing of its Quarterly Report on Form 10-Q for the period ending June 30, 2002 with the Securities and Exchange Commission (the "SEC") on August 14, 2002 (the "Report"), the Company announced that it will conduct a re-audit of fiscal years 1999, 2000 and 2001, years previously audited by Arthur Andersen LLP who was terminated by the Company in June 2002. The audit will be performed by TSA's recently appointed independent accountants, KPMG LLP. In view of the determination to conduct a re-audit, the Company also announced that its Chief Executive Officer and Chief Financial Officer are not going to be making the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 until the completion of the re-audit. The Company noted that the Chief Executive Officer and the Chief Financial Officer expect to make such certifications promptly upon completion of the re-audit.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACTION SYSTEMS ARCHITECTS, INC.
Date: August 14, 2002	By:	/s/ DWIGHT G. HANSON Dwight G. Hanson Chief Financial Officer, Treasurer and Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 14, 2002

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  Item 4. Other Events.
  Item 7. Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX